Exhibit 10.2

AMENDMENT N° 24

TO THE

FULL SCALE SYSTEM DEVELOPMENT CONTRACT

No. IS-10-021

Between

Iridium Satellite LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy

PREAMBLE

This Amendment N° 24 (the “Amendment”) to the Full Scale System Development Contract No. IS-10-021 signed on June 1, 2010 between Iridium Satellite LLC and Thales Alenia Space France for the Iridium NEXT System, as amended, (the “Contract”) is entered into on this 22nd day of September, 2015 (the “Effective Date of Amendment”) by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 - USA (“Purchaser”).

RECITALS

WHEREAS, Purchaser’s customer wishes to have an Auxiliary Component designated as “[***]” integrated on [***] Satellites, [***]; and

WHEREAS, Contractor provided a proposal to Purchaser for the implementation of [***] on the Satellites; and

WHEREAS, Purchaser issued a letter, dated August 20, 2014, authorizing Contractor to proceed with engineering work and Satellite panel modification necessary to integrate [***] on the Satellites, which is superseded by this Amendment; and.

WHEREAS, the Parties have reached agreement on the total price, milestone payment schedule for the integration of [***] hosted payloads onto NEXT Satellites; and

WHEREAS, Purchaser and Contractor have engaged in discussions relating to other changes the Parties would like to incorporate in the Contract and related documents; and

WHEREAS, the Parties now desire to amend Articles 4 and Exhibit D of the Contract in accordance with the terms and conditions provided for in the Amendment.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

Article 1: Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract or any amendments thereto, as the case may be.

Article 2:  The Parties have agreed to incorporate an update to [***] by approval of Change Control Request 085, dated November 14, 2014.

Article 3:  The Parties have agreed to the incorporation of  [***] as reflected in:  (i) [***] dated March 26, 2015; (ii) [***] as amended by [***] dated June 6, 2015; (ii) [***] last dated May 20, 2015; (iii) [***], latest revision; (iv) [***]; and (v) [***], dated July 29, 2015, on the [***].

Article 4:The Parties will discuss in good faith an unambiguous method to distinguish between [***] and [***] in the event of [***]. Such method should be identified by the Parties and become effective before the [***].

1

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution CopyIridium / Thales Alenia Space Confidential & Proprietary

Article 5:The Base Contract Price set forth in Article 4.1 of the Contract is hereby increased by the amount of [***] U.S. Dollars (US$[***]) to a new Base Contract Price of no more than [***] U.S. Dollars (US$[***]).

Article 6:Milestone [***] set forth in the Payment Plan is hereby deleted and replaced in its entirety by the following payment amount.

[***]

Article 7:The milestone payment schedule applicable to [***] set forth in Exhibit D of the Contract is hereby deleted and replaced in its entirety with the following milestone payment schedule.

[***]

Article 8:The effective date of this Amendment shall be the date when all of the following conditions have been fulfilled (with respect to (B) below, as confirmed in writing by Purchaser to Contractor promptly upon occurrence):

(A)Signature of the Amendment by both Parties; and

(B)Notification of Contractor by Purchaser that (i) Purchaser has received the written consent of the COFACE Agent under its COFACE Facility Agreement, dated as of October 4, 2010, as amended by the Supplemental Agreement dated as of August 1, 2012 (the “Credit Facility”), to this Amendment or (ii) the Credit Facility has been amended such that consent of the COFACE Agent is not required.

Article 9:This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 10:  All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLC	THALES ALENIA SPACE FRANCE

/s/ S. Scott Smith	/s/ Bertrand Maureau
S. Scott Smith	Bertrand Maureau
Chief Operating Officer	Vice President
Telecommunications Business Line

1

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution CopyIridium / Thales Alenia Space Confidential & Proprietary